SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2011

DIGAGOGO VENTURES CORP.

(Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
645 Griswold St., Suite 3500 Detroit, Michigan 48226-4120
(Address of principal executive offices)
Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)
Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIGAGOGO VENTURES CORP.

Form 8-K

Current Report

ITEM 5.02.

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective July 25, 2011, Fernando Londe (“Mr. Londe”) resigned as President of the Company.  The resignation did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

Effective July 25, 2011, Terry Arnold (“Mr. Arnold”) was appointed as President of the Company.  On July 25, 2011, Mr. Arnold accepted the appointment.

The biography for Mr. Arnold is set forth below:

TERRY ARNOLD.  Terry Arnold brings to the Company over 30 years of experience as a business consultant, manager and executive in broadcasting and communications, having served in a variety of national and multinational positions.  Since March 2010, Mr. Arnold has held the position of Vice President General Manager for Impact Television Network, where he is responsible for managing daily operations and a staff of thirty broadcasting professionals, creating budgets and overseeing financial reporting, directing current broadcast operations, transmission, production and post production contracts and vendors, and working to produce News and Special Interest programming for domestic and international markets.  From August 2009 to April 2011, Mr. Arnold served as Vice Chairman for the Detroit Cable Commission, where he was in charge of overseeing the rules and regulations of the City of Detroit cable franchise agreement.  From May 2008 to September 2008, Mr. Arnold worked as a Business Consultant for WGPR Radio, delivering needed-assessment and development training for senior staff and coordinating Programming Operations for increased market share and revenue.  Mr. Arnold also served as a Business Consultant for ENA North America from 2005 – 2008, where he acted as the U.S. liason for a Korean manufacturing source.  While working for ENA North America, Mr. Arnold managed the $20M production ramp-up for Chryslers JS/RT Program, designed and managed warehouse build out, and created Control Process, Quality Systems for international logistics and U.S. distribution for Chrysler Production and TRW sub-assembly locations.  In light of Mr. Arnold’s prior executive and management positions and extensive experience in the communications industry, the Board of Directors believed it was in the Company’s best interests to appoint Mr. Arnold as the President.

ITEM 7.01.

REGULATION FD DISCLOSURE

On July 26, 2011, the Company issued a Correction to the Press Release originally issued on July 26, 2011, announcing the appointment of Mr. Terry Arnold as set forth above.  A copy of the Correction to the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Correction to Press Release dated July 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.

Date: July 26, 2011	By: /s/ Fernando Londe
Fernando Londe
Chief Executive Officer

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